Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO REGULATION S-K, ITEM 601(b)(10) BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDMENT NO. 2 TO

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of March 16, 2022 by and among SUMMER INFANT, INC. (the “Company”) and SUMMER INFANT (USA), INC. (together with the Company, “Borrowers”), the guarantors from time to time party to the Loan Agreement referenced below (“Guarantors”, and together with Borrowers, “Obligors”), BANK OF AMERICA, N.A., in its capacity as the sole existing “Lender” under the Loan Agreement referenced below (“Sole Lender”), and BANK OF AMERICA, N.A., in its capacity as “Agent” for the Lenders under the Loan Agreement referenced below (“Agent”).

R E C I T A L S:

WHEREAS, Obligors, Agent and Sole Lender have previously entered into that certain Third Amended and Restated Loan and Security Agreement dated as of October 15, 2020 (as previously amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Agent and Sole Lender have made certain loans and financial accommodations available to Borrowers;

WHEREAS, pursuant to Section 10.1.2(a) of the Loan Agreement, Obligors are required to deliver to Agent and Lenders, as soon as available, and in any event within 90 days after the close of each Fiscal Year, Obligors’ consolidated and consolidating financial statements, which consolidated financial statements are required to be audited and certified without qualification (except to the extent any qualification results solely from a current maturity of any Indebtedness);

WHEREAS, Obligors have advised Agent and Sole Lender that Obligors’ auditors may include a qualification in their audit and certification of Obligors’ financial statements for the fiscal year ended January 1, 2022 (the “2021 Financial Statements”);

WHEREAS, Obligors have requested that Agent and Sole Lender waive the requirement that the audit and certification with respect to the 2021 Financial Statement be unqualified;

WHEREAS, Obligors have also requested that Agent and Sole Lender amend certain provisions of the Loan Agreement and provide certain other accommodations to Borrowers;

WHEREAS, notwithstanding that Agent and Sole Lender are under no obligation to amend the Loan Agreement, Agent and Sole Lender are willing to make certain additional financial accommodations as requested by Obligors, such that Obligors, Agent and Sole Lender have agreed to amend the Loan Agreement on the terms and subject to satisfaction of the conditions set forth in this Amendment; and

WHEREAS, each Obligor is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements and covenants herein contained and for the purposes of setting forth the terms and conditions of this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be bound, hereby agree as follows:

1.             Capitalized Terms. Capitalized terms used herein which are defined in the Loan Agreement have the same meanings herein as therein, except to the extent such terms are amended hereby.

2.             Acknowledgements and Stipulations. To induce Agent and Sole Lender to enter into this Amendment, each Obligor acknowledges, stipulates and agrees that:

(a)            Recitals True and Correct. Each of the Recitals contained at the beginning of this Amendment is true and correct;

(b)            Obligations Outstanding. Obligors hereby acknowledge and agree that, in accordance with the terms and conditions of the Loan Documents, each Obligor is liable to Agent and Lenders for all of the Obligations, including, without limitation, (a) for all principal and accrued interest owed under the Loan Documents, whether now due or hereafter accruing; and (b) for all fees, and all Extraordinary Expenses (including reasonable attorneys’ fees and expenses) heretofore or hereafter incurred by Agent and/or any Lender in connection with the protection, preservation, and enforcement by Agent and Lenders of its/their rights and remedies under the Loan Documents and/or this Amendment, including, without limitation, the negotiation and preparation of this Amendment, and any of the other documents, instruments or agreements executed in connection therewith;

(c)            No Defense or Counterclaim. All of the Loans and other Obligations are not subject to any defense, deduction, offset or counterclaim by Obligors to Lenders (and, to the extent any Obligor had any such defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived by each such Obligor in accordance with Section 6 below);

(d)            Loan Documents Binding and Enforceable. The Loan Documents executed by Obligors are legal, valid and binding obligations enforceable against each Obligor in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally;

(e)            Liens Valid. The Liens granted by Obligors to Agent, for the benefit of itself and the Lenders, in the Collateral are valid and duly perfected, first-priority liens, subject only to any Permitted Liens;

(f)             Security Interest Ratification. Each Obligor hereby ratifies, confirms and reaffirms that all security interests and Liens granted pursuant to the Loan Documents secure and shall continue to secure the payment and performance of all of the Obligations and liabilities pursuant to the Loan Documents, whether now existing or hereafter arising; and

(g)            Legal Counsel. Prior to executing this Amendment, Obligors consulted with and had the benefit of advice of legal counsel of their own selection and have relied upon the advice of such counsel, and in no part upon the representations of Agent or Sole Lender, or any counsel to Agent or Sole Lender, concerning the legal effects of this Amendment or any provision hereof.

3.            Waiver with respect to 2021 Financial Statements. Subject to the satisfaction of the terms and conditions set forth in this Amendment, Agent and Sole Lender waive the requirement under Section 10.1.2(a) of the Loan Agreement that the audit and certification with respect to the 2021 Financial Statements be without qualification. Obligors hereby acknowledge and agree that (x) the foregoing waiver is limited solely to Obligors’ requirement under Section 10.1.2(a) of the Loan Agreement that the audit and certification with respect to the 2021 Financial Statements be without qualification, and (y) nothing herein shall be construed as a waiver of any other provision of the Loan Agreement.

4.            Amendments to the Loan Agreement. Subject to the satisfaction of the terms and conditions set forth in this Amendment, Obligors, Sole Lender and Agent agree that the Loan Agreement be, and it is hereby is, amended as follows:

(a)            Amendment to Definition of EBITDA. The definition of “EBITDA” in the Loan Agreement permits the Company and its Subsidiaries to add back to EBITDA certain fees and expenses of advisors and independent consultants subject to certain dollar caps set forth in such definition. Obligors have advised Agent and the Lender that Obligors have incurred, and expect to continue to incur, fees and expenses for services performed and to be performed by advisors (including legal counsel) and independent consultants in excess of the dollar caps set forth in the definition of EBITDA. At the request of Obligors, notwithstanding anything to the contrary set forth in the Loan Agreement, Agent and Sole Lender hereby consent to the Company and its Subsidiaries adding back to EBITDA, in addition to those amounts currently permitted to be added back to EBITDA, additional costs and expenses of advisors (including legal counsel) and independent consultants incurred during the period from January 1, 2022 through July 2, 2022 in an aggregate amount not to exceed $1,000,000.

(b)            Amendment to Section 10.3.1. Section 10.3.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

10.3.2.      Fixed Charge Coverage Ratio. Obligors and their Subsidiaries shall maintain a Fixed Charge Coverage Ratio as of the last day of each Fiscal Month, commencing January 28, 2023, for each period of twelve consecutive Fiscal Months then most recently ended, of at least 1.00 to 1.00.

(c)            Amendment to Section 10.3.2. Section 10.3.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

10.3.2. Minimum Availability. Obligors and their Subsidiaries shall maintain Availability at all times of at least $3,500,000.

(d)            Amendment to Section 10.3.3. Section 10.3.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

10.3.3       Minimum EBITDA. Obligors and their Subsidiaries shall achieve EBITDA for each Applicable Period set forth below of not less than the Minimum EBITDA amount set forth below opposite such Applicable Period:

Applicable Period	Minimum EBITDA

Three Fiscal Months ending April 2, 2022	[***]
Four Fiscal Months ending April 30, 2022	[***]
Five Fiscal Months ending May 28, 2022	[***]
Six Fiscal Months ending July 2, 2022	[***]
Seven Fiscal Months ending July 30, 2022	[***]
Eight Fiscal Months ending August 27, 2022	[***]
Nine Fiscal Months ending October 1, 2022	[***]
Ten Fiscal Months ending October 29, 2022	[***]
Eleven Fiscal Months ending November 26, 2022	[***]
Twelve Fiscal Months ending December 31, 2022	[***]

5.             Amendment Fee. For the accommodations reflected in this Amendment, Borrowers shall pay to Agent for the account of Sole Lender, a one-time amendment fee in an amount equal to $15,000 (the “Amendment Fee”), which Amendment Fee shall be fully earned on the date hereof and shall be due and payable by Borrowers in immediately available funds on the date hereof. The Amendment Fee is in addition to any other fee set forth in the Loan Documents and shall not be refundable for any reason whatsoever.

6.             No Default; Representations and Warranties, Etc. Obligors hereby represent, warrant and confirm that: (a) after giving effect to this Amendment, all representations and warranties of Obligors in the Loan Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to or are stated to have been made as of an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (c) the execution, delivery and performance by Obligors of this Amendment and all other documents, instruments and agreements executed and delivered in connection herewith or therewith (i) have been duly authorized by all necessary action on the part of Obligors (including any necessary shareholder consents or approvals), (ii) do not violate, conflict with or result in a default under and will not violate or conflict with or result in a default under any applicable law or regulation, any term or provision of the organizational documents of any Obligor or any term or provision of any material indenture, agreement or other instrument binding on any Obligor or any of its assets, and (iii) do not require the consent of any Person which has not been obtained.

7.             Ratification and Confirmation. Obligors hereby ratify and confirm all of the terms and provisions of the Loan Agreement and the other Loan Documents and agree that all of such terms and provisions, as amended hereby, remain in full force and effect. Without limiting the generality of the foregoing, Obligors hereby acknowledge and confirm that all of the “Obligations” under and as defined in the Loan Agreement are valid and enforceable and are secured by and entitled to the benefits of the Loan Agreement and the other Loan Documents, and Obligors hereby ratify and confirm the grant of the liens and security interests in the Collateral in favor of Agent, for the benefit of itself and Lenders, pursuant to the Loan Agreement and the other Loan Documents, as security for the Obligations.

8.             Waiver; Release. To induce Agent and Sole Lender to enter into this Amendment, including providing the waivers provided for herein, and for other good and valuable consideration, each Obligor hereby forever waives, relieves, releases, and forever discharges Agent and Sole Lender, together with its respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims, or by reason of any matter, cause or anything whatsoever existing or arising from the beginning of time through and including the date of execution of this Amendment relating to or arising out of the Loan Agreement and any of the Loan Documents or otherwise, including, without limitation, any actual or alleged act or omission of or on behalf of Agent and/or Sole Lender with respect to the Loan Documents and any security interest, Liens or Collateral in connection therewith, or the enforcement of any of Agent and/or Sole Lender’s rights or remedies thereunder (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Agreement and the other Loan Documents, this Amendment, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing, and/or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

(a)            By entering into this release, each Obligor recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of each Obligor hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if any Obligor should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, no Obligor shall be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Each Obligor acknowledges that it is not relying upon and has not relied upon any representation or statement made by Agent or Sole Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

(b)            This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Each Obligor acknowledges that the release(s) contained herein constitute(s) a material inducement to Agent and Sole Lender to enter into this Amendment, and that Agent and Sole Lender would not have done so but for Agent’s and Sole Lender’s expectation that such release(s) is valid and enforceable in all events.

(c)            Each Obligor hereby represents and warrants to Agent and Sole Lender, and Agent and Sole Lender are relying thereon, as follows:

i.            Except as expressly stated in this Amendment, neither Agent nor Sole Lender nor any other agent, employee or representative of Agent and/or Sole Lender, has made any statement or representation to any Obligor regarding any fact relied upon by such Obligor in entering into this Amendment;

ii.           Each Obligor has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary;

iii.          The terms of this Amendment are contractual and not a mere recital; and

iv.          This Amendment has been carefully read by each Obligor, the contents hereof are known and understood by each such Obligor, and this Amendment is signed freely, and without duress, by each such Obligor.

(d)            Each Obligor further represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Each Obligor shall indemnify Agent and Sole Lender, and defend and hold it/them harmless from and against all claims based upon, or arising in connection with, prior assignments or purported assignments or transfers of any claims or matters released herein.

9.             Expenses of Agent and Sole Lender. Borrowers agree to pay, on demand, all reasonable costs and expenses incurred by Agent and Sole Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all agreements, amendments, modifications, and supplements to the Loan Agreement, including, without limitation, the reasonable fees of Agent’s and Sole Lenders’ legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby. Each Borrower acknowledges that Agent and Sole Lender may charge any and all such reasonable fees, costs and expenses to Borrowers’ loan account in accordance with the Loan Agreement, and Agent and Sole Lender agree to promptly provide all invoices to Borrowers related to such fees, costs and expenses after charging the loan account therefor.

10.           Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied or waived in writing by Agent (such date being defined as the “Effective Date”):

(a)            Agent shall have received counterparts to this Amendment, duly executed by Agent, Sole Lender and Obligors;

(b)            Agent shall have received a duly executed amendment to the Second Lien Loan Agreement, in form and substance satisfactory to Agent, which amendment shall become effective contemporaneous with this Amendment on the Effective Date; and

(c)            Agent shall have received the Amendment Fee.

11.           Reservation of Rights. This Amendment shall be limited precisely as written and, except as expressly set forth herein, neither the fact of Agent and Sole Lender’s agreement to enter into this Amendment nor any other term or provisions herein shall, or shall be deemed or construed to, (i) be a consent to any forbearance, waiver, amendment or modification of any term, provision or condition of the Loan Documents, (ii) affect, impair, operate as a waiver of, or prejudice any right, power or remedy which Agent and Sole Lender may now or hereafter have pursuant to the Loan Documents or any other document, agreement, security agreement or instrument executed in connection with or related to the Loan Documents, or at law or in equity or by statute including, without limitation, with regard to any existing or hereafter arising Event of Default, (iii) impose upon Agent or Sole Lender any obligation, express or implied, to consent to any amendment or further modification of the Loan Documents, or (iv) be a consent to any waiver of any existing Event of Default. Agent and Sole Lender hereby expressly reserve all rights, powers and remedies specifically given to either of them under the Loan Documents or now or hereafter existing at law, in equity or by statute.

12.           Miscellaneous.

(a)            Further Assurances. Obligors shall take such further actions, and execute and deliver to Agent and Lenders such additional assignments, agreements, supplements, powers and instruments, as Agent and/or Lenders may deem necessary or appropriate, wherever required by law, in order to perfect, preserve and protect the security interest in the Collateral and the rights and interests granted to Agent and Lenders under the Loan Agreement and the other Loan Documents, or to permit Agent and Lenders to exercise and enforce their rights, powers and remedies with respect to any Collateral. Without limiting the generality of the foregoing, but subject to applicable law, Obligors shall make, execute, endorse, acknowledge, file or refile and/or deliver to Agent from time to time upon request such lists, descriptions and designations of the Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports, and other assurances or instruments.

(b)            Full Force and Effect; Entire Agreement. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan Agreement and each other Loan Document shall remain in full force and effect. This Amendment, the Loan Agreement and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

(c)            Non-Waiver. Except as specifically provided herein, none of this Amendment or Agent’s and/or any Lender’s continued making of Loans or other extensions of credit at any time extended to Borrowers in accordance with this Amendment, the Loan Agreement, and the other Loan Documents shall be deemed a waiver of or consent to any Default or Event of Default. Obligors agree that any such Default and/or Event of Default, if any, shall not be deemed to have been waived, released or cured by virtue of Loans or other extensions of credit at any time extended to Borrowers, or by Agent’s and/or Sole Lender’s agreements provided for herein. Nothing in this Amendment shall restrict Agent’s or Sole Lender’s ability to take or refrain from taking or exercise any right that may exist under the Loan Documents.

(d)            Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, pdf or by other electronic means acceptable to Agent (including, without limitation, by electronic signature to the extent acceptable to Agent) shall be equally as effective as delivery of an original, manually executed, counterpart. Any party delivering an executed counterpart of a signature page to this Amendment by telecopier, pdf or other electronic means (including by electronic signature) shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(e)            No Third Parties Benefited. This Amendment is made and entered into for the sole benefit of Obligors, Agent and the Lenders, and their permitted successors and assigns, and except as otherwise expressly provided in this Amendment, no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment.

(f)            Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF (BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(g)            Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h)            Jury Trial Waiver. BORROWERS, GUARANTORS, AGENT AND SOLE LENDER EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES TO THIS AMENDMENT IN RESPECT OF THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR THE RELATED TRANSACTIONS, INCLUDING, WITHOUT LIMITATION, THE OBLIGATIONS OF BORROWERS, THE COLLATERAL, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AMENDMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, ADMINISTRATION, COLLECTION OR ENFORCEMENT OF THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWERS, GUARANTORS, AGENT AND SOLE LENDER EACH HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT SUCH OBLIGOR PARTY OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF THIS AMENDMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO A TRIAL BY JURY.

(i)             Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment, which shall be deemed to be a sealed instrument as of the date first above written.

BORROWERS:

SUMMER INFANT, INC.

By:	/s/ Bruce Meier
Name: Bruce Meier
Title: Interim Chief Financial Officer

SUMMER INFANT (USA), INC.

By:	/s/ Bruce Meier
Name: Bruce Meier
Title: Chief Financial Officer

GUARANTORS:

SUMMER INFANT CANADA, LIMITED

By:	/s/ Bruce Meier
Name: Bruce Meier
Title: President

SUMMER INFANT EUROPE LIMITED

By:	/s/ Bruce Meier
Name: Bruce Meier
Title: President

[Signature Page to Amendment No. 2 to Third Amended and Restated Loan and Security Agreement]

AGENT:

BANK OF AMERICA, N.A.,
as Agent

By:	/s/ Cynthia Stannard
Name: Cynthia Stannard
Title: Senior Vice President

LENDER:

BANK OF AMERICA, N.A.,
as Sole Lender

By:	/s/ Cynthia Stannard
Name: Cynthia Stannard
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Loan and Security Agreement]